UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023 (August 18, 2023)

Vantage Drilling International

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	333-159299	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc. 777 Post Oak Boulevard Suite 440
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (281) 404-4700

(Not applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2023, the board of directors (the “Board”) of Vantage Drilling International (the “Company”), at a duly convened meeting thereof, approved an increase to the number of directors currently serving on the Board from five to six. Further, at such meeting, the Board exercised its authority pursuant to the Company’s memorandum and articles of association, and elected Mr. Gunnar Winther Eliassen to fill the vacancy resulting from said increase, effectively immediately, to hold office until the next annual general meeting of shareholders of the Company or until his successor, if any, is duly elected and qualified.

Mr. Eliassen is the Founder and Principal of SNC Winther Holdings Ltd, a private investment company. Mr. Eliassen served as an investment director at Seatankers Services (UK) LLP, a holding company of assets across several business sectors, from 2016 to 2023. In addition, Mr. Eliassen served as the Chief Executive Officer of ST Energy Transition I Ltd. (NYSE: STET), a special purpose acquisition company targeting energy transition and clean energy technology, from December 2021 until March 2023. Mr. Eliassen previously worked as a Partner at Pareto Securities between 2011 and 2015 and was responsible for executing public and private capital markets transactions with an emphasis on the energy sector. Mr Eliassen currently serves on the board of directors of KLX Energy Services Holding (NASDAQ: KLXE), and Golden Close Maritime. Previous experience includes serving on the Board of Directors of NorAm Drilling Company AS, Valaris Ltd., Seadrill Ltd., Aquadrill LLC (formerly known as Seadrill Partners LLC), Quintana Energy Services Inc. and Northern Drilling Ltd. Mr. Eliassen received a Master’s degree in Finance from the Norwegian School of Economics.

Mr. Eliassen does not have any family relationships with any of the Company’s directors or executive officers, and he is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING INTERNATIONAL

Date:	August 21, 2023	By:	/s/ Douglas E. Stewart
Douglas E. Stewart General Counsel, Chief Compliance Officer and Corporate Secretary